AMENDMENT TO MANAGEMENT AGREEMENT DATED FEBRUARY 9, 2012

BETWEEN CANNABIS SCIENCE, INC. AND BRET BOGUE

(THE “AMENDMENT”)

This Amendment to the February 9, 2012 Management Agreement (“Management Agreement”) entered into on behalf of the parties identified as Cannabis Science, Inc. and Bret Bogue, and made effective as of November 20, 2014 (the “Effective Date”) by and through the following parties:

BETWEEN:

CANNABIS SCIENCE, INC., a Corporation duly incorporated pursuant to the laws of the State of Nevada and having an address at 6946 N Academy Blvd, Suite B #254, Colorado Springs, CO 80918

(the “Company” or “Cannabis Science”)

AND:

BRET BOGUE, and individual having an office at 2320 Via Puerta, Unit D, Laguna Wood, CA 92637

 (the “Consultant” or “Bogue”)

WHEREAS:

(A)

Cannabis Science, Inc. and Bret Bogue previously entered into a Management Agreement on February 9, 2012 (Attached hereto as Appendix “A” is a true and correct copy of the February 9th, 2012 Management Agreement); and

(B)

In order to undertake new ventures and opportunities and clarify duties provided by the Consultant, the Company and Consultant now wish to mutually alter the February 9, 2012 Management Agreement under this Amendment as follows with no intent to change or alter any provisions not expressly addressed in this Amendment.

(C)

The Consultant and the Company, including its directors, officers, and consultants, have the highest regard for each other and wish to continue to engage in mutually beneficial business together.

NOW THEREFORE THIS AGREEMENT WITNESSES that Cannabis Science, Inc. and Bret Bogue hereby agree to alter the February 9, 2012 Management Agreement pursuant to this Amendment, and does not intend to change or alter any other provision of the February 9 agreement unless expressly amended herein, as follows:

1.

CONSIDERATION

1.1

The Company shall issue Five Million (5,000,000) shares of its S-8 registered free trading common shares to Bret Bogue for continued services rendered under the Management Agreement along with providing services under the license agreement with Apothecary Genetics Investments LLC dated February 9, 2012 and the Amendment thereto dated November 20, 2014.

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1.2

The Company shall issue One Million Five Hundred Thousand (1,500,000) shares of its S-8 registered free trading common stock to Bret Bogue for settlement of all past management fees and expenses owing under the Management Agreement through November 30, 2014.

Sections 1.1 and 1.2 hereinafter referred to as the “Fees”.

1.3

The Consultant acknowledges that the Company must create a new equity compensation plan and is required to file a Form S-8 with the SEC (hereinafter the “Actions”) prior to issuing shares for Fees as described herein this Amendment.  The Consultant shall hold the Company harmless for any delays in the Actions and the Consultant shall not be entitled to additional Fees for any changes in the trading price of the Company’s stock under the symbol “CBIS” on the OTC.  Notwithstanding, the Company shall make every effort to accomplish and complete the Actions without delay.

1.4.

The parties warrant and agree that no management fees, expenses, or other monies are owed by Cannabis Science, Inc. under the February 9, 2012 Management Agreement as of the herein Effective Date of this Amendment and in consideration of the Fees.

2.

NOTICES

2.1

All notices required or permitted under the herein Amendment must be written and delivered in one of the following approved methods.  A notice shall be deemed given or sent when deposited, as an email to the address provided in Section 2.2, certified mail or for overnight delivery, postage and fees prepaid, in the United States mail; when delivered to Federal Express, United Parcel Service, DHL Worldwide Express, or Airborne Express for overnight delivery, charges prepaid or charged to the sender's account; when personally delivered to the recipient; when transmitted by electronic means, and such transmission is electronically confirmed as having been successfully transmitted; or when delivered to the home or office of a recipient in the care of a person whom the sender has reason to believe will promptly communicate the notice to the recipient.

2.2

All Notices shall be delivered to the following party addresses:

If to:

Cannabis Science, Inc.

6946 North Academy Blvd, Suite B#254

Colorado Springs, CO 80918

Attn: Raymond C. Dabney, Co-Founder

Email: raymond@cannabisscience.com

cc:  chad.johnson@cannabisscience.com

If to:

Mr. Bret Bogue

2320 Via Puerta, Unit D

Laguna Woods, CA 92637

Email: bretbogue@gmail.com

3.

BUSINESS REPRESENTATIONS

Each party to the herein Amendment represents, warrants, and agrees to the following:

3.1

Economic Risk.  The parties to the Amendment are financially able to bear any and all economic risk associated with Amendment of the February 9, 2012 Management Agreement.

3.2

Non-disclosure.  The parties to the Amendment shall have non-disclosure agreements signed by all members, employees or other parties to whom information was or will be disseminated regarding this Amendment or the February 9, 2012 Management Agreement assets or other information that is deemed critical and of value.  Each party to the herein Amendment shall deliver to the other party a true and correct copy of each signed non-disclosure agreement within five (5) calendar days of signature.

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4.

GENERAL AND IN FORCE AND EFFECT PROVISIONS

4.1

Complete Agreement.  The Amendment combined with the February 9, 2012 Management Agreement constitutes the whole and entire agreement of the parties, and it shall not be modified or amended in any respect except by a written instrument executed by all the parties.

4.2

Counterparts.  This Amendment may be executed in one or more counterparts, written or electronic, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.3

Choice of Law.  This Amendment shall be construed and enforced in accordance with the laws of the State of Nevada.  If any provision of this agreement is determined by any court of competent jurisdiction or arbitrator to be invalid, illegal, or unenforceable to any extent, that provision shall, if possible, be construed as though more narrowly drawn, if a narrower construction would avoid such invalidity, illegality, or unenforceability or, if that is not possible, such provision shall, to the extent of such invalidity, illegality, or unenforceability, be severed, and the remaining provisions of this agreement shall remain in effect.

4.4

Binding Effect.  This Amendment shall be binding on and inure to the benefit of the parties and their heirs, personal representatives, and assigns.

4.5

Pronouns and Statutory References.  All pronouns and variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.  Any reference to the Code, the Regulations, the Act, Nevada Statutes, or other statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

4.6

Further Assurances.  The parties to this Amendment shall promptly execute and deliver any and all additional documents, instruments, notices, and other assurances, and shall do any and all other acts and things, reasonably necessary in connection with the performance of their respective obligations under this Amendment and to carry out the intent of the parties.

4.7

No Limitation of Parties' Businesses.  Except as provided in this Amendment and surviving provisions of the February 9, 2012 Management Agreement, no provision of this agreement shall be construed to limit in any manner the parties’ ability to carry on their own respective businesses or activities.

4.8

Authority and Capacity of Parties.  Each party to this Amendment represents and warrants to the other party that said party has the capacity and authority to enter into this agreement.

4.9

Headings.  The section, and paragraph titles and headings contained in this Amendment are inserted as a matter of convenience and for ease of reference only and shall be disregarded for all other purposes, including the construction or enforcement of this agreement or any of its provisions.

4.10

Amendment.  This Amendment may be altered, amended, or repealed only by written agreement signed by both of the parties.

4.11

Time of the Essence.  Time is of the essence of every provision of this Amendment that specifies a time for performance.

4.12

Benefit of the Parties.  This Amendment is made solely for the benefit of the parties to the February 9, 2012 Management Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this agreement unless mutually agreed by both parties.

4.13

Interpretation.  In the event any claim is made by any party to this Amendment relating to any conflict, omission or ambiguity, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this agreement was prepared by, or at the request of, a particular party to the agreement or its counsel.

4.14

Communications.  The Consultant shall not engage in communications about any of the existing or new business or about Cannabis Science or its officers, directors, consultants or employees without the prior written consent of Cannabis Science CEO and President Raymond Dabney.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF this Amendment has been executed and delivered by the parties on the 20th day of November 2014.

SIGNED, SEALED AND DELIVERED BY CANNABIS SCIENCE, INC.

Per:  /s/ Raymond C. Dabney________________

        Raymond C. Dabney, CEO Co-Founder

Per:  /s/ Chad S. Johnson___________________

          Chad S. Johnson, Esq., COO General Counsel

SIGNED, SEALED AND DELIVERED BY BRET BOGUE

Per:   /s/ Bret Bogue_______________________

         Bret Bogue, an Individual

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APPENDIX “A”

MANAGEMENT AGREEMENT

Dated February 9, 2012

BETWEEN

CANNABIS SCIENCE, INC.

AND

BRET BOGUE

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